Exhibit 99.1

Powerfleet Provides Business Update Ahead of Upcoming Craig-Hallum and William Blair Conferences

Shares Preliminary Fiscal Year 2025 Results and Updated Fiscal 2026 Outlook

Fourth Quarter Fiscal 2025 Conference Call Set for Monday, June 16, 2025

WOODCLIFF LAKE, NJ – May 23, 2025 – In advance of its participation in the 22nd Annual Craig-Hallum Institutional Investor Conference (May 28) and William Blair’s 45th Annual Growth Stock Conference (June 4), Powerfleet, Inc. (Nasdaq: AIOT) today provided a business update, including preliminary financial results for fiscal year 2025 and an initial outlook for fiscal 2026.

Preliminary Fiscal Year 2025 Results

Powerfleet expects to deliver strong full-year performance in line with, or ahead of, previously communicated guidance:

●	Total Revenue is expected to be approximately $362.5 million, an increase of +25% year-over-year, in line with previous guidance.

●	Adjusted EBITDA is expected to be approximately $71 million, representing 65% growth year-over-year.

○	During the year, the company realized $16 million in annual cost synergies, with $11 million of that benefit recognized within the fiscal year. Including the additional $5 million in fully realized run-rate synergies, proforma adjusted EBITDA is expected to be $76 million, exceeding prior base guidance of $75 million.

●	Net adjusted debt is expected to be approximately $230 million, better than the previous guidance of $235 million.

“Fiscal 2025 was a milestone year,” said Steve Towe, Chief Executive Officer. “We delivered 65% adjusted EBITDA growth and 25% total revenue growth, inclusive of 7% organic growth, in our core business—clear proof of strong demand, disciplined execution, and the impact of our integration efforts. These results reflect the strength of our team and the solid progress we’re making on our strategic priorities.”

Fiscal Year 2026 Outlook

As the company enters FY26, Powerfleet continues to see strong underlying business momentum. Ongoing macroeconomic factors—including tariff-related pressures and extended customer decision cycles—make it difficult to provide precise FY26 guidance.

“While we recognize external headwinds, the fundamentals of our business are strong,” Towe continued. “We’re executing with discipline, delivering ahead of schedule on synergies, and scaling key growth drivers like Unity and our indirect channels. Demand remains solid, with growing cross-sell activity—giving us strong conviction in our trajectory and long-term value creation.”

With the understanding that there are more external variables than usual outside the company’s control, based on the current view of tariff impacts, and assuming conditions remain broadly stable from here, the following reflects a well-founded tempered outlook for FY26 performance:

●	Total Revenue growth in the range of 20% to 25%.

○	The revenue base for calculating FY’26 growth rates is $352.5 million, reflecting a modest step down of approximately 3% to FY’25 revenue due to the previously disclosed U.S. GAAP accounting change related to the re-bundling of hardware sales for the legacy Fleet Complete business, effective April 2025, and the shutdown of legacy FSM revenue

●	Adjusted EBITDA growth in the range of 45% to 55%.

Powerfleet remains confident in its long-term growth, driven by the rapid maturation of Unity’s device-agnostic platform and its expanding role in unifying customer operations. These capabilities provide clear competitive advantage and growing monetization potential across new and existing customers.

Once macroeconomic conditions and longer-term tariff impacts are fully understood, Powerfleet will look to issue formal FY26 guidance.

Management to Attend Upcoming Investor Conferences

Management is scheduled to meet with investors at the following conferences:

●	The 22nd Annual Craig-Hallum Institutional Investor Conference on Wednesday, May 28th

●	William Blair’s 45th Annual Growth Stock Conference on Wednesday, June 4th, at 4:00pmCT and meeting with investors that day. The link to the live webcast will be available here or by visiting Powerfleet’s website at https://ir.powerfleet.com/events-presentations/events.

Fourth Quarter and Fiscal Year 2025 Conference Call to be Held on Monday, June 16, 2025 at 8:30am ET

Powerfleet will hold a conference call on Monday, June 16, 2025, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the fourth quarter fiscal 2025 ended March 31, 2025. Financial results will be issued in a press release prior to the call.

Powerfleet management will host the presentation, followed by a question-and-answer session.

Date: Monday, June 16, 2025

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 539753

The conference call will be broadcast simultaneously and available for replay here and via the investor section of the company’s website at ir.powerfleet.com.

NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA and net adjusted debt. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses and fluctuations in currency rates that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or total debt as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the most directly comparable GAAP measures can be found in the financial tables included in this press release.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT) is a global leader in AI-powered data solutions that optimize mobile asset performance, safety, and sustainability. Powerfleet Unity’s cloud-based applications leverage advanced AI, machine learning, and IoT connectivity to provide mission-critical insights across industrial, logistics, and transportation sectors. Serving 48,000 customers across 120 countries, Powerfleet empowers businesses with data-driven intelligence to enhance safety, efficiency, and workforce productivity. For more information, visit www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, our expectations with respect to our beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of our transactions with MiX Telematics and Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including potential impacts of tariffs; (ii) integration of our, MiX Telematics’ and Fleet Complete’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions with MiX Telematics and Fleet Complete; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transactions on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by us with the Securities and Exchange Commission (SEC), including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

Alliance Advisors IR

AIOTIRTeam@allianceadvisors.com

Powerfleet Media Contact

Jonathan Bates

Jonathan.bates@powerfleet.com

+44 7921 242 892